[Logo: Protective Variable Annuity II]        Protective Life Insurance Company
                                                    Protective Variable Annuity
                                                               Separate Account
                                                                 P.O. Box 10648
                                                 Birmingham, Alabama 35202-0648
                                                      Telephone: 1-800-456-6330

         The prospectus for the Protective Variable Annuity II Contract is amended as follows for use in the state of Oregon:

DESCRIPTION OF THE CONTRACT
Purchase Payments (page 25)

We will only accept Purchase Payments (initial or subsequent) before the earlier of the oldest Owner's 85th birthday, or the Annuitant's 85th birthday.

THE GUARANTEED ACCOUNT (pages 31-32)

The Fixed Account is not available; the DCA Fixed Accounts are only available for the initial Purchase Payment.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)
Determining the Surrender Charge (page 36)

We calculate the surrender charge by first allocating surrendered Contract Value in excess of any free withdrawal amount to Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value to the initial Purchase Payment. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown in the table on page 36 of the prospectus.

ANNUITIZATION

Annuity Commencement Date (page 38)

The Annuity Commencement Date may not be changed. We will permit you to elect early annuitization subject to the limitations and reservations of the early annuitization privilege described on pages 38-39 of the prospectus.

On the Annuity Commencement Date you may elect to receive your Contract Value, less any applicable charges, in a lump sum, or we will apply that amount to the Annuity Option you have selected to determine an annuity income payment.

                          Supplement dated July 5, 2000

                                       to

                          Prospectus dated May 1, 2000

                                 for use in the

                                State of Oregon